LYNCH CORPORATION

                  PRINCIPAL EXECUTIVE BONUS PLAN

     The purpose of this Plan is to provide the Chief Executive Officer of the Lynch Corporation (the "Company") and certain other designated key employees with an Annual Bonus (as defined below) that qualifies as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code") or any successor section and the Treasury regulations promulgated thereunder ("Section 162(m) of the Code"). Under the Plan, the Chief Executive Officer and designated key employees of the Company may participate in the Annual Bonus Pool (as defined below) if certain preestablished performance goals are attained. This Plan is effective as of January 1, 1997, subject to approval by the shareholders of the Company in accordance with the laws of the State of Indiana.

    i.        Definitions.  The following terms, as used herein,
                    shall have the following meanings:

                        (i)       "Annual Bonus" shall mean, with
                                   respect to each Participant, the
                                   product of the Participant's
                                   Individual Bonus Pool Percentage
                                   and the achieved Annual Bonus Pool
                                   for any Plan Year.

                        (ii)      "Annual Bonus Pool" shall mean,
                                   with respect to each Plan Year,
                                   that amount determined pursuant to
                                   an objective formula or standard
                                   that is based on the attainment of
                                   preestablished performance goals
                                   specified by the Committee in
                                   accordance with Section 4 hereof.

                       (iii)      "Board" shall mean the Board of
                                   Directors of the Company.

                        (iv)      "Committee" shall mean the
                                   Executive Compensation and Benefits
                                   Committee of the Board, or such
                                   other committee of the Board
                                   comprised solely of two (2) or more
                                   members who qualify as "outside
                                   directors" within the meaning of
                                   Section 162(m) of the Code.

                        (v)       "Individual Bonus Pool Percentage"
                                   shall mean, with respect to each
                                   Participant, that percentage of the
                                   achieved Annual Bonus Pool, as
                                   specified by the Committee in
                                   accordance with Section 4(b)
                                   hereof, used to determine the
                                   Participant's Annual Bonus for any
                                   Plan Year.
         (v) "Participant" shall mean the Chief Executive Officer of the Company and any other key employee of the Company (including subsidiaries) selected, in accordance with
               Section 3 hereof, to participate in the Plan.

        (vi)      "Plan Year" shall mean each
                  calendar year during which the Plan
                  is in effect.

         (vi) "Pre-Tax Profits" shall mean the Company's income before income taxes, (excluding any provision for annual bonuses under the Plan and under the Bonus Plan applicable to other corporate employees), minority interest (if any), extraordinary items (if any), cumulative changes in accounting (if any) and discontinued operations (if any) contained in the Statement of Consolidated Income in the Company's annual financial statements adjusted by (i) the minority interest effects on such pre-tax profits, and
               (ii) the pre-tax effect of income or loss associated with discontinued operation net of minority interest effects.

         (vi) "Shareholders Equity" shall mean (i) with respect to the 1997 Plan Year, shareholders equity at the beginning of the Plan Year, (ii) with respect to the 1998 Plan Year, the average of shareholders equity at the beginning of the 1998 Plan Year and the beginning of the 1997 Plan Year and (iii) with respect to the 1999 and subsequent Plan Years, the average of shareholders equity at the beginning of the Plan Year and at the beginning of the two preceding Plan Years, in each case as reported in the Company's consolidated balance sheet in its annual financial statements.

     ii. Administration of the Plan. The Plan shall be administered by the Committee. The Committee shall have exclusive and final authority in all determinations and decisions affecting the Plan and each Participant. The Committee shall also have the sole authority to interpret the Plan, to designate eligible Participants in the Plan (other than the Chief Executive Officer of the Company), to establish and revise rules and regulations relating to the Plan, to delegate such responsibilities or duties as it deems desirable, and to make any other determination that it believes necessary or advisable for the administration of the Plan including, but not limited to: (i) setting the performance criteria and the Individual Bonus Pool Percentages within the Plan guidelines, and (ii) certifying attainment of performance goals and other material terms. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to incorporate provisions in the performance goals allowing for adjustments in recognition of unusual or non-recurring events affecting the Company or the financial statements of the Company, or in response to changes in applicable laws, regulations, or accounting principles; provided, that the Committee shall have such authority solely to the extent permitted by
               Section 162(m) of the Code. To the extent any provision of the Plan creates impermissible discretion under Section 162(m) of the Code or would otherwise violate Section 162(m) of the Code, such provision shall have no force or effect.

    iii.      Eligibility and Participation.

                         (i)       For each Plan Year, the Committee,
                                   in its sole discretion, may select
                                   the employees of the Company (other
                                   than the Chief Executive Officer of
                                   the Company) who are to participate
                                   in the Plan from among the key
                                   employees of the Company.

                         (ii)      No person (except the Chief
                                   Executive Officer of the Company)
                                   shall be entitled to an Annual
                                   Bonus under this Plan for any Plan
                                   Year unless he or she is so
                                   designated as a Participant for
                                   that Plan Year.  The Committee may
                                   add or delete individuals from the
                                   list of designated Participants at
                                   any time and from time to time, in
                                   its sole discretion, subject to any
                                   limitations required to comply with
                                   Section 162(m) of the Code.

                         iv.       Payment.

                         (i)       With respect to each Participant,
                                   payment under the Plan will be made
                                   in cash in an amount equal to the
                                   achieved Annual Bonus, as
                                   determined by the Committee in its
                                   sole discretion for each Plan Year.
                                   Payment with respect to a Plan Year
                                   shall be made only if and to the
                                   extent the applicable performance
                                   goals upon which the Annual Bonus
                                   Pool is based are attained.
                                   Notwithstanding anything else
                                   herein, the Committee may, in its
                                   sole discretion, elect to pay any
                                   Participant an amount that is less
                                   than (but in no event more than)
                                   his or her Annual Bonus regardless
                                   of the degree of attainment of the
                                   performance goals with respect to
                                   the Annual Bonus Pool.

                         (ii)      Not later than ninety (90) days
                                   after the commencement of each Plan
                                   Year (or, in the event the period
                                   of service to which the performance
                                   goal relates is shorter than a Plan
                                   Year, during such time period
                                   required by Section 162(m) of the
                                   Code), the Committee shall
                                   establish in writing all
                                   performance goals with respect to
                                   the Annual Bonus Pool and the
                                   Individual Bonus Pool Percentages
                                   for each Participant for such Plan
                                   Year.  At the time the performance
                                   goals are established, the
                                   Committee shall prescribe an
                                   objective formula or standard to
                                   determine the amount of the Annual
                                   Bonus Pool which may be payable
                                   based upon the degree of attainment
                                   of the performance goals during the
                                   Plan Year.  In no event may the
                                   total of the Individual Bonus Pool
                                   Percentages for all Participants
                                   exceed one hundred percent (100%)
                                   of the Annual Bonus Pool for any
                                   Plan Year.

                         (iii) The performance goals with respect to the Annual Bonus Pool shall be based on the attainment of certain target levels of, or a percentage increase in, Pre-Tax Profits in excess of certain target levels or percentages of Shareholders Equity. Notwithstanding the preceding sentence, in no event shall any Participant's Annual Bonus for any Plan Year exceed: (i) in the case of the Chief Executive Officer of the Company, eighty percent (80%) of an amount equal to twenty percent (20%) of the excess of (a) Pre-Tax Profits for such Plan Year less (b) twenty-five percent (25%) of Shareholders Equity; or (ii) in the case of any Participant other than the Chief Executive Officer, twenty percent (20%) of an amount equal to twenty percent (20%) of the excess of (a) Pre-Tax Profits for such Plan Year less (b) twenty-five percent (25%) of Shareholders Equity (the "Maximum Annual
                                        Bonus").  Subject to Section 2 of
                                        the Plan regarding certain
                                        adjustments, in connection with the
                                        establishment of the performance
                                        goals, the performance criteria
                                        listed above for the Company shall
                                        be determined in accordance with
                                        generally accepted accounting
                                        principles consistently applied by
                                        the Company, but before
                                        consideration of payments to be
                                        made pursuant to this Plan.

                                   (iv)      Unless otherwise
                                             determined by the
                                             Committee in its sole
                                             discretion, each
                                             Participant shall, to
                                             the extent the
                                             applicable performance
                                             goals with respect to
                                             the Annual Bonus Pool
                                             are attained at the end
                                             of a Plan Year, have
                                             the right to receive
                                             payment of a prorated
                                             portion of such
                                             Participant's Annual
                                             Bonus under the Plan
                                             for any Plan Year
                                             during which the
                                             Participant's
                                             employment with the
                                             Company is terminated
                                             for any reason other
                                             than for "cause" (as
                                             determined by the
                                             Committee in its sole
                                             discretion).


     v. Time of Payment. Subject to Section 4 hereof, each Participant's Annual Bonus under this Plan will be paid within a reasonable period after performance goal achievements for the Plan Year have been finalized, reviewed, approved, and certified in writing by the Committee.

     vi.       Miscellaneous Provisions.

                         (i)       Each Participant's rights and
                                   interests under the Plan may not be
                                   sold, assigned, transferred,
                                   pledged or alienated.

                         (ii)      In the case of any Participant's
                                   death, payment, if any, under the
                                   Plan shall be made to his
                                   designated beneficiary, or in the
                                   event no beneficiary is designated
                                   or surviving, to the Participant's
                                   estate.

                    (iii) Neither this Plan nor any action taken hereunder shall be construed as giving any Participant the right to continue his employment with of the Company.

                        (iv)      The Company shall have the right to
                                   make such provisions as it deems
                                   necessary or appropriate to satisfy
                                   any obligations it may have to
                                   withhold federal, state or local
                                   income or other taxes incurred by
                                   reason of payments made pursuant to
                                   the Plan.

                         (v) The Plan and any amendments thereto shall be construed, administered and governed in all respects in accordance with the laws of the State of Indiana (regardless of the law that might otherwise govern under applicable principles of conflicts of law).

                         (vi)      The Plan is designed and intended
                                   to comply with Section 162(m) of
                                   the Code with regard to awards made
                                   to each Participant and all
                                   provisions hereof shall be limited,
                                   construed and interpreted in a
                                   manner to so comply.

                    (vii)          The Board or the Committee may at
                                   any time and from time to time
                                   alter, amend, suspend or terminate
                                   the Plan in whole or in part;
                                   provided, that no amendment shall,
                                   without the prior approval of the
                                   shareholders of the Company in
                                   accordance with the laws of the
                                  State of Indiana to the extent
                                  required under Code Section 162(m):
                                        (i) materially alter the
                                        performance goals as set forth in
                                        Section 4(c) hereof, (ii) increase
                                        the Maximum Annual Bonus for any
                                        Plan Year, (iii) change the class
                                        of employees eligible to
                                        participate in this Plan, or
                                        (iv) implement any change to a
                                        provision of the Plan requiring
                                        shareholder approval in order for
                                        the Plan to continue to comply with
                                        the requirements of Code Section
                                        162(m). Notwithstanding the
                                        foregoing, no amendment shall
                                        affect adversely any of the rights
                                        of any Participant, without such
                                        Participant's consent, under the
                                        award theretofore granted under the
                                        Plan.